AMERICAN INTERNATIONAL COMPANIES

/_/ AIU Insurance Company               /_/ Granite State Insurance Company
/_/ American Home Assurance Company     /_/ Illinois National Insurance Company
/_/ American International Pacific
    Insurance Company                   /X/ National Union Fire Insurance
                                            Co. of Pittsburgh, Pa.
/_/ American International South
    Insurance Company                   /_/ National Union Fire Insurance
                                            Company of Louisiana
/_/ Birmingham Fire Insurance Company
    of Pennsylvania                     /_/ New Hampshire Insurance Company

               (each of the above being a capital stock company)

                                                             POLICY #: 280-69-48

                                                           RENEWAL OF: 858-56-36

              EXECUTIVE AND ORGANIZATION LIABILITY INSURANCE POLICY

NOTICE: COVERAGES A, B AND C ARE CLAIMS MADE. THE COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS AND CRISIS FIRST OCCURING DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THIS POLICY CAREFULLY AND REVIEW ITS COVERAGE WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL REDUCE THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS, AND SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND. THE INSURER MUST ADVANCE DEFENSE COSTS, EXCESS OF THE APPLICABLE RETENTION, PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

NOTICE: TERMS APPEARING IN BOLD FACE TYPE HAVE SPECIAL MEANING. SEE CLAUSE 2 OF THE POLICY.

                                  DECLARATIONS

ITEMS

1         NAMED ENTITY: STV GROUP, INCORPORATED
          (herein "Named Entity")

1(a)      MAILING ADDRESS:              205 WEST WELSH DRIVE
                                        DOUGLASSVILLE, PA 19518

1(b)      STATE OF INCORPORATION/FORMATION:  Pennsylvania

2         POLICY PERIOD: From: May 5, 2000        To: May 5, 2001
          12:01 A.M. standard time at the address stated in Item 1(a)

3         POLICY AGGREGATE LIMIT OF LIABILITY
          (herein "Limit of Liability")
          For all Loss, in the aggregate, under this policy including Defense
          Costs:                                                      $6,000,000

4         RETENTION: Not applicable to Non-Indemnifiable Loss and certain
                     Defense Costs - (See Clause 6 for details.)

4(a)      Securities Claims:  $125,000       4(b) Employment Practices
                                                  Claims:            $125,000
4(c)      All other Claims:   $125,000

5         CONTINUITY DATE (herein "Continuity Date")
5(a)      Coverages A and B, other than
          Outside Entity Executive coverage: October 26, 1983

5(b)      Outside Entity Executive coverage, including Coverage C: May 3, 1996

5(c)      Coverage D: May 5, 2000

          The date on which the Insured Person first served as an Outside Entity Executive of such Outside Entity

6         PREMIUM:             $66,475

7         CRISISFUND(SM) limit:
7(a)      Crisis Loss: $50,000               7(b) Additional CRISISFUND(SM)
                                                  for Delisting Crisis Loss:
                                                  $25,000

8         NAME AND ADDRESS OF INSURER (herein "Insurer"):
          National Union Fire Insurance Company of Pittsburgh, Pa. 175 Water Street
          New York, NY 10038


This policy is issued only by the insurance company indicated in this Item 8.

IN WITNESS  WHEREOF,  the  Insurer  has caused  this  policy to be signed on the
Declarations  page  by  its  President,   a  Secretary  and  a  duly  authorized
representative of the Insurer.

/s/ Elizabeth M. Tuck                             /s/ John Keogh
---------------------                             --------------------
     SECRETARY                                         PRESIDENT


          /s/ Paul L. Schiavone
          -------------------------
          AUTHORIZED REPRESENTATIVE


     ---------------------                             ----------------
     COUNTERSIGNATURE DATE                             COUNTERSIGNED AT

ROEHRS & COMPANY INC
PO BOX 100
EXTON, PA 19341

                    EXECUTIVE AND ORGANIZATION LIABILITY INSURANCE POLICY

In consideration of the payment of the premium, and in reliance upon the Application and the statements therein, which form a part of this policy, the Insurer agrees as follows:

1.   INSURING AGREEMENTS

     With respect to Coverage A, B and C, solely with respect to Claims first made against an Insured during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy, and subject to the other terms, conditions and limitations of this policy, this policy affords the following coverage:

     COVERAGE A: EXECUTIVE LIABILITY INSURANCE

     This policy shall pay the Loss of any Insured Person arising from a Claim made against such Insured Person for any Wrongful Act of such Insured Person, except when and to the extent that an Organization has indemnified such Insured Person. Coverage A shall not apply to Loss arising from a Claim made against an Outside Entity Executive.

     COVERAGE B: ORGANIZATION INSURANCE

     (i) Organization Liability. This policy shall pay the Loss of any Organization arising from a Securities Claim made against such Organization for any Wrongful Act of such Organization.

     (ii) Indemnification of an insured Person: This policy shall pay the Loss of an Organization arising from a Claim made against an Insured Person (including an Outside Entity Executive) for any Wrongful Act of such Insured Person, but only to the extent that such Organization has indemnified such Insured Person.

     COVERAGE C: OUTSIDE ENTITY EXECUTIVE LIABILITY INSURANCE

     This policy shall pay the Loss of any Outside Entity Executive arising from a Claim made against such Outside Entity Executive for any Wrongful Act of such Outside Entity Executive but only excess of any indemnification provided by an Outside Entity and any insurance coverage afforded to an Outside Entity or its Executives applicable to such Claim, except when and to the extent that an Organization has indemnified such Outside Entity Executive.

     COVERAGE D: CRISISFUND(SM) INSURANCE

     This policy shall pay the Crisis Loss (including Delisting Crisis Loss) of an Organization solely with respect to a Crisis (including a Delisting Crisis) occurring during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy, up to the amount of the respective CrisisFund(SM), from first dollar; provided that payment of any Crisis Loss under this policy shall not waive any of the Insurer's rights under this policy or at law. This Coverage D shall apply regardless of whether a Claim is ever made against an Insured arising from such Crisis and, in the case where a Claim is made, regardless of whether the amount is incurred prior to or subsequent to the making of the Claim.

2.   DEFINITIONS

     (a) "Application" means each and every signed application, any attachments to such applications, other materials submitted therewith or incorporated therein and any other documents submitted in connection with the underwriting of this policy or the underwriting of any other directors and officers (or equivalent) liability policy issued by the Insurer, or any of its affiliates, of which this policy is a renewal, replacement or which it succeeds in time, and any public documents filed by an Organization with any federal, state, local or foreign regulatory agency (including but not limited to the Securities and Exchange Commission
     (SEC)).

     (b)  "Claim" means:

          (1)  a written demand for monetary, non-monetary or injunctive relief;

          (2) a civil, criminal, administrative, regulatory or arbitration proceeding for monetary, non-monetary or injunctive relief which is commenced by: (i) service of a complaint or similar pleading;
               (ii) return of an indictment, information or similar document (in the case of a criminal proceeding); or (iii) receipt or filing of a notice of charges; or

          (3) a civil, criminal, administrative or regulatory investigation of an Insured Person:

               (i) once such Insured Person is identified in writing by such investigating authority as a person against whom a proceeding described in Definition (b)(2) may be commenced; or

               (ii) in the  case of an  investigation  by the  SEC or a  similar state or foreign government authority, after the service of a subpoena upon such Insured Person.

          The term "Claim" shall include any Securities Claim and any Employment Practices Claim.

     (c) "Crisis" has the meaning as defined in Appendix B attached to this policy.

     (d)  "CrisisFund(SM)" means:

          (1) in the case of all Crisis Loss, other than Delisting Crisis Loss, the dollar amount set forth in Item 7(a) of the Declarations; and

          (2) in the case of Delisting Crisis Loss the dollar amount set forth in Item 7(a) of the Declarations plus the additional dollar amount set forth in Item 7(b) of the Declarations, combined.

     (e) "Crisis Loss" has the meaning as defined in Appendix B attached to this policy. "Delisting Crisis Loss" means a Crisis Loss resulting solely from a Delisting Crisis (as defined in Appendix B).

     (f) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond arising out of a covered judgment, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and/or appeal of a Claim against an Insured, but excluding any compensation of any Insured Person or any Employee of an Organization.

     (g) "Employee" means any past, present or future employee, other than an Executive of an Organization, whether such employee is in a supervisory, co-worker or subordinate position or otherwise, including any full-time, part-time, seasonal and temporary employee.

     (h) "Employment Practices Claim" means a Claim alleging any Employment Practices Violation.

     (i)  "Employment Practices Violation" means any actual or alleged:

          (1) wrongful dismissal, discharge or termination, either actual or constructive, of employment;
          (2)  harassment (including but not limited to sexual harassment);
          (3)  discrimination;
          (4)  retaliation;
          (5)  employment-related misrepresentation;
          (6) employment-related libel, slander, humiliation, defamation or invasion of privacy;
          (7)  wrongful failure to employ or promote;
          (8) wrongful deprivation of career opportunity, wrongful demotion or negligent Employee evaluation;
          (9)  wrongful discipline
          (10) failure to grant tenure; or
          (11) with  respect to any of the  foregoing  items (1) through (10) of
               this  definition:   negligent  hiring,  retention,   training  or
               supervision, infliction of emotional distress, failure to provide
               or  enforce  adequate  or  consistent   corporate   policies  and
               procedures, or violation of an individual's civil rights,

          but only if such act, error or omission relates to an Executive of, an Employee of or an applicant for employment with an Organization or an Outside Entity, whether committed directly, indirectly, intentionally or unintentionally. In addition, with respect to any natural person customer or client, "Employment Practices Violation" shall mean only actual or alleged discrimination, sexual harassment or violation of an individual's civil rights relating to such discrimination or sexual harassment, whether committed directly, indirectly, intentionally or unintentionally.

     (j)  "Executive" means any:

          (1) past, present and future duly elected or appointed director, officer, trustee or governor of a corporation, management committee member of a joint venture and member of the management board of a limited liability company (or equivalent position);

          (2) past, present and future person in a duly elected or appointed position in an entity organized and operated in a Foreign Jurisdiction that is equivalent to an executive position listed in Definition (j)(1); or

          (3) past, present and future General Counsel and Risk Manager (or equivalent position) of the Named Entity

     (k) "Foreign Jurisdiction" means any jurisdiction, other than the United States or any of its territories or possessions.

     (1) "Foreign Policy" means the Insurer's or any other company of American International Group, Inc.'s (AIG) standard executive managerial liability policy (including all mandatory endorsements, if any) approved by AIG to be sold within a Foreign Jurisdiction that provides coverage substantially similar to the coverage afforded under this policy. If more than one such policy exists, then "Foreign Policy" means the standard policy most recently registered in the local language of the Foreign Jurisdiction, or if no such policy has been registered, then the policy most recently registered in that Foreign Jurisdiction. The term "Foreign Policy" shall not include any partnership managerial, pension trust or professional liability coverage.

     (m) "Indemnifiable Loss" means Loss for which an Organization has indemnified or is permitted or required to indemnify an Insured Person pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of an Organization.

     (n)  "Insured" means any:

          (1)  Insured Person; or

          (2)  Organization, but only with respect to a Securities Claim.

     (o)  "Insured Person" means any:

          (1)  Executive of an Organization;

          (2)  Employee of an Organization; or

          (3)  Outside Entity Executive:

     (p) "Loss" means damages, settlements, judgments (including pre/post-judgment interest on a covered judgment), Defense Costs and Crisis Loss; however, " Loss" (other than Defense Costs) shall not include: (1) civil or criminal fines or penalties; (2) taxes; (3) punitive or exemplary damages; (4) the multiplied portion of multiplied damages; (5) any amounts for which an Insured is not financially liable or which are without legal recourse to an Insured; and (6) matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

          Notwithstanding the foregoing paragraph, Loss shall specifically include (subject to this policy's other terms, conditions and limitations, including but not limited to exclusions relating to profit or advantage, deliberate fraud or deliberate criminal acts):
          (1) civil  penalties  assessed  against any Insured Person pursuant to
          Section 2(g) (2)(C) of the Foreign Corrupt Practices Act, 15 U.S.C. ss.78dd-2(g)(2)(C); and (2) solely with respect to Securities Claims, punitive, exemplary and multiplied damages. Enforceability of this paragraph shall be governed by such applicable law that most favors coverage for such penalties and punitive, exemplary and multiple damages.

          In the event of a Claim alleging that the price or consideration paid or proposed to be paid for the acquisition or completion of the acquisition of all or substantially all the ownership interest in or assets of an entity is inadequate, Loss with respect to such Claim shall not include any amount of any judgment or settlement representing the amount by which such price or consideration is effectively increased; provided, however, that this paragraph shall not apply to Defense Costs or to any Non-Indemnifiable Loss in connection therewith.

     (q) "Management Control" means: (1) owning interests representing more than 50% of the voting, appointment or designation power for the selection of a majority of: the Board of Directors of a corporation; the management committee members of a joint venture; or the members of the management board of a limited liability company; or (2) having the right, pursuant to written contract or the by-laws, charter, operating agreement or similar documents of an Organization, to elect, appoint or designate a majority of: the Board of Directors of a corporation; the management committee of a joint venture; or the management board of a limited liability company.

     (r) "No Liability" means a final judgment of no liability obtained: (1) prior to trial, in favor of each and every Insured named in the Claim, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals; or (2) after trial and after the exhaustion of all appeals, in favor of each and every Insured named in the Claim. In no event shall the term "No Liability" apply to a Claim made against an Insured for which a settlement has occurred.

     (s) "Non-indemnifiable Loss" means Loss for which an Organization has neither indemnified nor is permitted or required to indemnify an Insured Person pursuant to law or contract or the charter, bylaws, operating agreement or similar documents of an Organization.

     (t)  Organization means:

          (1)  the Named Entity;

          (2)  each Subsidiary; and

          (3) in the event a bankruptcy proceeding shall be instituted by or against the foregoing entities, the resulting debtor-in-possession (or equivalent status outside the United States), if any.

     (u) "Outside Entity" means any: (1) not-for-profit entity; or (2) other entity listed as an "Outside Entity" in an endorsement attached to this policy.

     (v) "Outside Entity Executive" means any: (1) Executive of an Organization who is or was acting at the specific written request or direction of an Organization as an Executive of an Outside Entity; or (2) any other person listed as an Outside Entity Executive in an endorsement attached to this policy.

     (w) "Policy Period" means the period of time from the inception date shown in Item 2 of the Declarations to the earlier of the expiration date shown in such Item 2 or the effective date of cancellation of this policy.

     (x) "Pollutants" means, but is not limited to, any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and Waste. "Waste" includes, but is not limited to, materials to be recycled, reconditioned or reclaimed.

     (y) "Securities Claim" means a Claim, other than an administrative or regulatory proceeding against, or investigation of an Organization, made against any Insured:

          (1) alleging a violation of any federal, state, local or foreign regulation, rule or statute regulating securities (including but not limited to the purchase or sale or offer or solicitation of an offer to purchase or sell securities) which is:

               (a) brought by any person or entity alleging, arising out of, based upon or attributable to the purchase or sale or offer or solicitation of an offer to purchase or sell any securities of an Organization; or

               (b) brought by a security holder of an Organization with respect to such security holder's interest in securities of such Organization; or

          (2) brought derivatively on the behalf of an Organization by a security holder of such Organization.

          Notwithstanding the foregoing, the term "Securities Claim" shall include an administrative or regulatory proceeding against an Organization, but only if and only during the time that such proceeding is also commenced and continuously maintained against an Insured Person.

     (z) "Subsidiary" means: (1) any for-profit entity that is not formed as a partnership of which the Named Entity has Management Control ("Controlled Entity") on or before the inception of the Policy Period either directly or indirectly through one or more other Controlled Entities; and (2) any not-for-profit entity under section 501(c)(3) of the Internal Revenue Code of 1986 (as amended) sponsored exclusively by an Organization.

     (aa) "Wrongful Act" means:

          (1)  any  actual  or   alleged   breach  of  duty,   neglect,   error,
               misstatement, misleading statement, omission or act or any actual or alleged Employment Practices Violation:

               (i) with respect to any Executive of an Organization, by such Executive in his or her capacity as such or any matter claimed against such Executive solely by reason of his or her status as such;

               (ii) with  respect to any  Employee of an  Organization,  by such
                    Employee in his or her capacity as such, but solely in regard to any: (a) Securities Claim; or (b) other Claim so long as such other Claim is also made and continuously maintained against an Executive of an Organization; or

               (iii)with  respect  to any  Outside  Entity  Executive,  by  such
                    Outside Entity Executive in his or her capacity as such or any matter claimed against such Outside Entity Executive solely by reason of his or her status as such; or

          (2) with respect to an Organization, any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by such Organization, but solely in regard to a Securities Claim.

3.   WORLDWIDE EXTENSION

     Where legally permissible, this policy shall apply to any Claim made against any Insured anywhere in the world.

     In regard to Claims brought and maintained solely in a Foreign Jurisdiction against an Organization formed and operating in such Foreign Jurisdiction or an Insured Person thereof for Wrongful Acts committed in such Foreign
     Jurisdiction, the Insurer shall apply to such Claim(s) those terms and conditions (and related provisions) of the Foreign Policy registered with the appropriate regulatory body in such Foreign Jurisdiction that are more favorable to such Insured than the terms and conditions of this policy. However, this paragraph shall apply only to Clauses 1-4, 9-13, 15, 16, 18, 20 and 21 of this policy and the comparable provisions of the Foreign Policy. In addition, this paragraph shall not apply to the non-renewal or claims made and reported provisions of any policy.

     All premiums, limits, retentions, Loss and other amounts under this Policy are expressed and payable in the currency of the United States of America. If judgment is rendered, settlement is denominated or other elements of Loss are stated or incurred in a currency other than United States of America dollars, payment of covered Loss due under this policy (subject to the terms, conditions and limitations of this policy) will be made either in such other currency (at the option of the Insurer and if agreeable to the Named Entity) or, in United States of America dollars, at the rate of exchange published in The Wall Street Journal on the date the Insurer's obligation to pay such Loss is established (or if not published on such date the next publication date of The Wall Street Journal).

4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with any Claim made against an Insured:

     (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which the Insured was not legally entitled;

     (b) arising out of, based upon or attributable to payments to an Insured of any remuneration without the previous approval of the stockholders or members of an Organization, which payment without such previous approval shall be held to have been illegal;

     (c) arising out of, based upon or attributable to the committing in fact of any deliberate criminal or deliberate fraudulent act by the Insured;

     (d) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained in any Claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (e) alleging, arising out of, based upon or attributable to, as of the Continuity Date, any pending or prior: (1) litigation; or (2) administrative or regulatory proceeding or investigation of which an Insured had notice, or alleging or derived from the same or essentially  the  same  facts  as  alleged  in such  pending  or prior
          litigation   or   administrative    or   regulatory    proceeding   or
          investigation;

     (f) with respect to any Outside Entity Executive, for any Wrongful Act occurring prior to the Continuity Date if any Insured, as of such Continuity Date, knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

     (g) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of an Insured Person serving in his or her capacity as an Executive or an Employee of any entity that is not an Organization or an Outside Entity, or by reason of his or her status as an Executive or an Employee of such other entity;

     (h) for bodily injury (other than emotional distress or mental anguish), sickness, disease, or death of any person, or damage to or destruction of any tangible property, including the loss of use thereof;

     (i) which is brought by or on behalf of an Organization or any Insured Person, other than an Employee of an Organization; or which is brought by any security holder or member of an Organization, whether directly or derivatively, unless such security holder's or member's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Executive of an Organization or any Organization; provided, however, this exclusion shall not apply to:

          (1) any Claim brought by an Insured Person in the form of a cross-claim or third-party claim for contribution or indemnity which is part of, and results directly from, a Claim that is covered by this policy;

          (2) any Employment Practices Claim brought by an Insured Person, other than an Insured Person who is or was a member of the Board of Directors (or equivalent governing body) of an Organization;

          (3) in any bankruptcy proceeding by or against an Organization, any Claim brought by the examiner, trustee, receiver, liquidator or rehabilitator (or any assignee thereof) of such Organization, if any;

          (4) any Claim brought by any past Executive of an Organization who has not served as a duly elected or appointed director, officer, trustee, governor, management committee member, member of the management board, General Counsel or Risk Manager (or equivalent position) of or consultant for an Organization for at least four
               (4) years prior to such Claim being first made against any person; or

          (5) any Claim brought by an Executive of an Organization formed and operating in a Foreign Jurisdiction against such Organization or any Executive thereof, provided that such Claim is brought and maintained outside the United States, Canada or any other common law country (including any territories thereof);

     (j) for any Wrongful Act arising out of the Insured Person serving as an Executive of an Outside Entity if such Claim is brought by the Outside Entity or by any Executive thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of the Outside Entity, any Executive of the Outside Entity or an Organization or any Executive of an Organization;

     (k) alleging, arising out of, based upon or attributable to, directly or indirectly: (i) the actual, alleged or threatened discharge, dispersal, release or escape of Pollutants; or (ii) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, (including but not limited to a Claim alleging damage to an Organization or its securities holders); provided, however, that this exclusion shall not apply to Non-Indemnifiable Loss, other than Non-indemnifiable Loss constituting Cleanup Costs;

          "Cleanup Costs" means expenses (including but not limited to legal and professional fees) incurred in testing for, monitoring, cleaning up, removing, containing, treating, neutralizing, detoxifying or assessing the effects of Pollutants

     (1) for emotional distress of any person, or for injury from libel, slander, defamation or disparagement, or for injury from a violation of a person's right of privacy; provided, however, this exclusion shall not apply to an Employment Practices Claim; and

     (m) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, or any similar provisions of any state, local or foreign statutory or common law.

     For the purpose of determining the applicability of the foregoing Exclusions 4(a) through 4(c) and Exclusion 4(f): (1) the facts pertaining to and knowledge possessed by any Insured shall not be imputed to any other Insured Person; and (2) only facts pertaining to and knowledge possessed by any past, present or future chairman of the board, president, chief executive officer, chief operating officer, chief financial officer or General Counsel (or equivalent position) of an Organization shall be imputed to an Organization.

     This Clause 4, Exclusions, shall not be applicable to Crisis Loss.

5.   LIMIT OF LIABILITY (FOR ALL LOSS-INCLUDING DEFENSE COSTS)

     The Limit of Liability stated in Item 3 of the Declarations is the aggregate limit of the Insurer's liability for all Loss, under Coverages A, B, C and D combined, arising out of all Claims first made against each and every Insured, and all Crisis Loss occurring, during the Policy Period and the Discovery Period (if applicable). The Limit of Liability for the Discovery Period and the CrisisFund(SM) shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, a Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate Limit of Liability stated in Item 3 of the Declarations. The limit of the Insurer's liability for Crisis Loss and Delisting Crisis Loss arising from all Crises occurring during the Policy Period, in the aggregate, shall be the amounts set forth as the CrisisFund(SM). The CrisisFund(SM). shall be the aggregate limit of the Insurer's liability for all Crises under this policy regardless of the number of Crises occurring during the Policy Period.

     Defense Costs are not payable by the Insurer in addition to the Limit of Liability. Defense Costs are part of Loss and as such are subject to the Limit of Liability for Loss.

6.   RETENTION CLAUSE

     For each Claim, the Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the applicable Retention amounts stated in Items 4(a), 4(b) and 4(c) of the Declarations, such Retention amounts to be borne by an Organization and/or the Insured Person and remain uninsured, with regard to all Loss other than Non-Indemnifiable Loss. The Retention amount specified in:

     (i)  Item 4(a),  applies to  Defense  Costs that arise out of a  Securities
          Claim;

     (ii) Item 4(b) applies to Loss that arises out of an Employment Practices Claim; and

     (iii)Item 4(c) applies to Loss that arises out of any Claim other than a Securities Claim or an Employment Practices Claim.

     A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

     In the event a Claim triggers more than one of the Retention amounts stated in Items 4(a), 4(b) and 4(c) of the Declarations, then, as to that Claim, the highest of such Retention amounts shall be deemed the Retention amount applicable to Loss (to which a Retention is applicable pursuant to the terms of this policy) arising from such Claim.

     Further, with respect to all Claims, other than Employment Practices Claims, no Retention shall apply to Loss arising from such Claims and the Insurer shall reimburse Defense Costs otherwise covered hereunder and paid by the Insured, in the event of: (1) a determination of No Liability of each and every Insured against whom the same Claim or related Claims have been made; or (2) a dismissal or a stipulation to dismiss each and every Insured against whom the same Claim or related Claims have been made without prejudice and without the payment of any consideration by or on behalf of any Insured. However, in the case of (2) above, such reimbursement shall occur 90 days after the date of dismissal or stipulation as long as such Claim is not brought (or any other Claim which is subject to the same single retention by virtue of Clause 6 is not pending or brought) again within that time, and further subject to an undertaking by an Organization in a form acceptable to the Insurer that such reimbursement shall be paid back by such Organization to the Insurer in the event the Claim (or any other Claim which is subject to the same single retention by virtue of Clause 6) is brought after such 90-day period.

     No Retention amount is applicable to Crisis Loss or Non-Indemnifiable Loss.

7.   NOTICE/CLAIM REPORTING PROVISIONS

     Notice hereunder shall be given in writing to the Insurer named in Item 8 of the Declarations at the address indicated in Item 8 of the Declarations. If mailed, the date of mailing shall constitute the date that such notice was given and proof of mailing shall be sufficient proof of notice.

     (a) An Organization or an Insured shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of a Claim made against an Insured or a Crisis as soon as practicable: (i) after the Named Entity's Risk Manager or General Counsel (or equivalent position) first becomes aware of the Claim; or
          (ii) the Crisis commences, but in all events no later than either:

          (1) the end of the Policy Period or the Discovery Period (if applicable); or

          (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim was first made against an Insured within the final 30 days of the Policy Period or the Discovery Period (if applicable).

     (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then a Claim which is subsequently made against an Insured and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given, shall be considered related to the first Claim and made at the time such notice was given.

     (c) If during the Policy Period or during the Discovery Period (if applicable) an Organization or an Insured shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against an Insured and shall give written notice to the Insurer of the circumstances, the Wrongful Act allegations anticipated and the reasons for anticipating such a Claim, with full particulars as to dates, persons and entities involved, then a Claim which is subsequently made against such Insured and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice of such circumstances was given.

8. DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE COSTS)

     Under Coverages A, B and C of this policy, except as hereinafter stated, the Insurer shall advance, excess of any applicable retention amount, covered Defense Costs no later than ninety (90) days after the receipt by the Insurer of such defense bills. Such advance payments by the Insurer shall be repaid to the Insurer by each and every Insured or Organization, severally according to their respective interests, in the event and to the extent that any such Insured or Organization shall not be entitled under this policy to payment of such Loss.

     The Insurer does not, however, under this policy, assume any duty to defend. The Insureds shall defend and contest any Claim made against them. The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment, or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The Insurer's consent shall not be unreasonably withheld, provided that the Insurer shall be entitled to effectively associate in the defense, the prosecution and the negotiation of any settlement of any Claim that involves or appears reasonably likely to involve the Insurer.

     The Insurer shall have the right to effectively associate with each and every Organization and Insured Person in the defense and prosecution of any Claim that involves, or appears reasonably likely to involve, the Insurer, including, but not limited to, negotiating a settlement. Each and every Organization and Insured Person shall give the Insurer full cooperation and such information as it may reasonably require.

     Notwithstanding any of the foregoing, if all Insured defendants are able to dispose of all Claims which are subject to one retention amount (inclusive of Defense Costs) for an amount not exceeding any applicable retention amount, then the Insurer's consent shall not be required for such disposition.

     No Organization is covered in any respect under Coverage A or Coverage C. An Organization is covered, subject to the policy's terms, conditions and limitations only with respect to: (i) its indemnification of its Insured Persons under Coverage B(ii) as respects a Claim against such Insured Persons; and (2) under Coverage B(i) for a Securities Claim. Accordingly, the Insurer has no obligation under this policy for covered Defense Costs incurred by, judgments against or settlements by an Organization arising out of a Claim made against an Organization other than a covered Securities Claim, or any obligation to pay Loss arising out of any legal liability that an Organization has to a claimant, except as respects a covered Securities Claim against such Organization.

     With respect to: (i) Defense Costs jointly incurred by; (ii) any joint settlement entered into by; and/or (iii) any judgment of joint and several liability against any Organization and any Insured in connection with any Claim other than a Securities Claim, any such Organization and any such Insured and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between any such Organization, any such Insured and the Insurer, taking into account the relative legal and financial exposures, and the relative benefits obtained by any such Insured and any such Organization. In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance Defense Costs excess of any applicable retention amount which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

     This Clause 8 shall not be applicable to Crisis Loss. Nevertheless the Insurer does not, under this policy, assume any duty to defend.

9.   PRE-AUTHORIZED SECURITIES DEFENSE ATTORNEYS

     Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insureds with a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of any Securities Claim made against such Insureds.

     The Insureds shall select a Panel Counsel Firm to defend the Securities Claim made against the Insureds in the jurisdiction in which the Securities Claim is brought. In the event the Claim is brought in a jurisdiction not included on the list, the Insureds shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographic jurisdiction to either where the Securities Claim is brought or where the corporate headquarters of the Named Entity is located. In such instance the Insureds also may, with the express prior written consent of the Insurer, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the Jurisdiction in which the Securities Claim is brought to function as "local counsel" on the Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Securities Claim.

     With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by another Insured defendant if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable. The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no firm shall be removed from the specific list attached to this policy during the Policy Period, without the consent of the Named Entity.

10.  DISCOVERY CLAUSE

     Except as indicated below, if the Named Entity shall cancel or the Named Entity or the Insurer shall refuse to renew this policy, the Named Entity shall have the right to a period of either one, two or three years following the effective date of such cancellation or nonrenewal (the "Discovery Period") upon payment of the respective "Additional Premium Amount" described below in which to give to the Insurer written notice pursuant to Clause 7(a) and 7(c) of the policy of: (i) Claims first made against an Insured, and (ii) circumstances of which an Organization or an Insured shall be come aware, in either case during said Discovery Period and solely with respect to a Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy.

     The Additional Premium Amount for: (1) one year shall be no more than 75% of the Full Annual Premium; (2) two years shall be no more than 150% of the Full Annual Premium; and (3) three years shall be no more than 225% of the Full Annual Premium. As used herein, " Full Annual Premium" means the premium level in effect immediately prior to the end of the Policy Period.

     Notwithstanding the first paragraph of Clause 5, if the Named Entity shall cancel or the Insurer or the Named Entity shall refuse to renew this policy, then the Named Entity shall also have the right, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the end of the Policy Period) with an aggregate limit of liability applicable to Claims made against the Insured during such Discovery Period which is in addition to, and not part of, the applicable Limit of Liability set forth in Item 3 of the Declarations. The Insurer shall quote such a Discovery Period pursuant to such terms, conditions, exclusions and additional premium as it deems appropriate in its sole and absolute discretion.

     In the event of a Transaction as defined in Clause 12(a), the Named Entity shall have the right to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction). The Insurer shall offer such Discovery Period pursuant to such terms, conditions, exclusions and additional premium as the Insurer may reasonably decide. In the event of a Transaction, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

     The Discovery Period is not cancelable and the additional premium charged shall be fully earned at inception. This Clause 10 shall not apply to any cancellation resulting from nonpayment of premium. The rights contained in this Clause 10 shall terminate unless written notice of election of a Discovery Period together with any additional premium due is received by the Insurer no later than thirty (30) subsequent to the effective date of the cancellation, nonrenewal or Transaction.

11.  CANCELLATION CLAUSE

     This policy may be canceled by the Named Entity at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may only be canceled by or on behalf of the Insurer in the event of non-payment of premium by the Named Entity. In the event of non-payment of premium by the Named Entity, the Insurer may cancel this policy by delivering to the Named Entity or by mailing to the Named Entity, by registered, certified, or other first class mail, at the Named Entity's address as shown in Item 1(a) of the Declarations, written notice stating when, not less than 15 days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender. The Insurer shall have the right to the premium amount for the portion of the Policy Period during which the policy was in effect.

     If this policy shall be canceled by the Named Entity, the Insurer shall retain the customary short rate proportion of the premium herein. If the period of limitation relating to the giving of notice as set forth in this Clause 11 is also set forth in any law controlling the construction thereof, then such period shall be deemed to be amended so as to be equal to the minimum period of limitation set forth in the controlling law.

12.  ORGANIZATIONAL CHANGES

     (a)  If during the Policy Period:

          (1) the Named Entity shall consolidate with, merge into, or sell all or substantially all of its assets to any other person or entity or group of persons or entities acting in concert; or

          (2) any person or entity or group of persons or entities acting in concert shall acquire Management Control of the Named Entity;

          (any of such events being a "Transaction"), then this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Entity shall also have the right to an offer by the Insurer of a Discovery Period described in the fourth paragraph of Clause 10 of this policy.

     (b) Subsidiary Additions: "Subsidiary" also means any for-profit entity that is not formed as a partnership of which the Named Entity first had Management Control during the Policy Period, whether directly or indirectly through one or more other Subsidiaries, and:

          (1) whose assets total less than 25% of the total consolidated assets of each and every Organization as of the inception date of this policy; or

          (2) whose assets total 25% or more than the total consolidated assets of each and every Organization as of the inception date of this policy, but such entity shall be a "Subsidiary" only: (i) for a period of sixty (60) days from the date the Named Entity first had Management Control of such entity; or (ii) until the end of the Policy Period, which ever ends or occurs first (hereinafter "Auto-Subsidiary Period");

          provided that the Named Entity or any other Insured shall report such Subsidiary to the Insurer, in writing, prior to the end of the Policy Period.

          The Insurer shall extend coverage for any Subsidiary described in 12(b)(2) above, and any Insured Person thereof, beyond its respective Auto-Subsidiary Period if during such Auto-Subsidiary Period, the Named Entity shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and amendment of the provisions of this policy required by the Insurer relating to such Subsidiary. Further, coverage as shall be afforded to any Subsidiary and any Insured Person thereof is conditioned upon the Named Entity paying when due any additional premium required by the Insurer relating to such Subsidiary.

     (c) Insured Persons and Outside Entity Executives: Coverage will automatically apply to all new Insured Persons of and Outside Entity Executives of an Organization following the inception date of this policy.

     (d) Other Organizational Changes: In all events, coverage as is afforded under this policy with respect to a Claim made against any Organization and/or any Insured Person thereof shall only apply for Wrongful Acts committed or allegedly committed after the effective time such Organization became an Organization and such Insured Person became an Insured Person, and prior to the effective time that such Organization ceases to be an Organization or such Insured Person ceases to be an Insured Person. An Organization ceases to be an Organization when the Named Entity no longer maintains Management Control of an Organization either directly or indirectly through one or more of its Subsidiaries.

13.  SUBROGATION

     In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all of each and every Organization's and Insured's rights of recovery thereof, and each such Organization and Insured shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of any and all documents necessary to enable the Insurer effectively to bring suit in the name of each such Organization and each such Insured. In no event, however shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a deliberate criminal act, or been determined to have in fact committed a deliberate fraudulent act, or been determined to have in fact obtained any profit or advantage to which such Insured was not legally entitled.

14.  OTHER INSURANCE AND INDEMNIFICATION

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance, unless such other insurance is written only as specific excess insurance over the Limit of Liability provided by this policy. This policy shall specifically be excess of any other valid and collectible insurance pursuant to which any other insurer has a duty to defend a Claim for which this policy may be obligated to pay Loss.

     In the event of a Claim made against an Outside Entity Executive, coverage as is afforded by this policy, whether under Coverage B(ii) or Coverage C, shall be specifically excess of: (1) any indemnification provided by an Outside Entity; and (2) any insurance coverage afforded to an Outside Entity or its Executives applicable to such Claim. Further, in the event such other Outside Entity insurance is provided by the Insurer or any other company of American International Group, Inc. (AIG) (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a claim as required) then the Insurer's maximum aggregate Limit of Liability for all Loss under this policy, as respects any such Claim, shall be reduced by the amount of the limit of liability (as set forth on the Declarations) of the other AIG insurance provided to such Outside Entity.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Entity shall act on behalf of its Subsidiaries and each and every Insured with respect to the giving of notice of Claim, the giving and receiving of notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining of any right to a Discovery Period.

16.  ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

17.  ALTERNATIVE DISPUTE RESOLUTION PROCESS

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the alternative dispute resolution ("ADR") process set forth in this clause.

     Either the Insurer or an Insured may elect the type of ADR process discussed below; provided, however, that such insured shall have the right to reject the Insurer's choice of the type of ADR process at any time prior to its commencement, in which case such Insured's choice of ADR process shall control.

     The Insurer and each and every Insured agrees that there shall be two choices of ADR process: (1) non-binding mediation administered by the American Arbitration Association, in which the Insurer and any such Insured shall try in good faith to settle the dispute by mediation under or in accordance with its then-prevailing Commercial Mediation Rules; or (2) arbitration submitted to the American Arbitration Association in accordance with its then-prevailing Commercial Arbitration Rules, in which the arbitration panel shall consist of three disinterested individuals. In either mediation or arbitration, the mediator or arbitrators shall have knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute. The mediator or arbitrators shall also give due consideration to the general principles of the law of the state where the Named Entity is incorporated in the construction or interpretation of the provisions of this policy. In the event of arbitration, the decision of the arbitrators shall be final and binding and provided to both parties, and the arbitrators' award shall not include attorneys fees or other costs. In the event of mediation, either party shall have the right to commence a judicial proceeding; provided, however, that no such judicial proceeding shall be commenced until the mediation shall have been terminated and at least 120 days shall have elapsed from the date of the termination of the mediation. In all events, each party shall share equally the expenses of the ADR process.

     Either choice of ADR process may be commenced in New York, New York; Atlanta, Georgia; Chicago, Illinois; Denver, Colorado; or in the state indicated in Item 1(a) of the Declarations as the mailing address for the Named Entity. The Named Entity shall act on behalf of each and every Insured in deciding to proceed with an ADR process under this clause.

18.  ACTION AGAINST INSURER

     Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, or until the amount of the Insured's obligation to pay shall have been finally determined either by judgment against such Insured after actual trial or by written agreement of the Insured, the claimant and the Insurer.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against any Insured or Organization to determine the Insured's liability, nor shall the Insurer be impleaded by any Insured Person, their spouse, any Organization or any legal representative of the foregoing.

19.  BANKRUPTCY

     Bankruptcy or insolvency of any Organization or any Insured Person shall not relieve the Insurer of any of its obligations hereunder.

     It is further understood and agreed that the coverage provided under this policy is intended to protect and benefit the Insured Persons. Further, if a liquidation or reorganization proceeding is commenced by the Named Entity and/or any other Organization (whether voluntarily or involuntarily) under Title 11 of the United States Code (as amended), or any similar state, local or foreign law (collectively "Bankruptcy Law") then, in regard to a covered Claim under this policy, the Insureds hereby:

     (a) waive and release any automatic stay or injunction to the extent it may apply in such proceeding to the proceeds of this policy under such Bankruptcy Law; and

     (b) agree not to oppose or object to any efforts by the Insurer or any Insured to obtain relief from any stay or injunction applicable to the proceeds of this policy as a result of the commencement of such liquidation or reorganization proceeding.

20.  SPOUSAL AND LEGAL REPRESENTATIVE EXTENSION

     If a Claim against an Insured Person includes a Claim against: (i) the lawful spouse of such Insured Person; or (ii) a property interest of such spouse, and such Claim arises from any actual or alleged Wrongful Act of such Insured Person, this policy shall cover Loss arising from the Claim made against that spouse or the property of that spouse to the extent that such Loss does not arise from a Claim for any actual or alleged act, error or omission of such spouse. This policy shall cover Loss arising from a Claim made against the estates, heirs, or legal representatives of any deceased Insured Person, and the legal representatives of any Insured Person, in the event of incompetency, insolvency or bankruptcy, who was an Insured Person at the time the Wrongful Acts upon which such Claim is based were committed.

21.  RENEWAL APPLICATION PROCEDURE

     If this policy is a renewal of, a replacement of, or succeeds in time any policy (providing similar coverage) issued by the Insurer, or any of its affiliates, then in granting coverage under this policy it is agreed that the Insurer has relied upon the Application as being accurate and complete in underwriting this policy. This Clause 21 together with the Application constitute the complete Application that is the basis of this policy and form a part hereof, and is material to the risk assumed by the Insurer. No written renewal application form need be completed by the Named Entity in order to receive a renewal quote from the Insurer, although the Insurer reserves the right to require specific information upon renewal.

22.  ORDER OF PAYMENTS

     In the event of Loss arising from a covered Claim for which payment is due under the provisions of this policy, then the Insurer shall in all events:

     (a) first, pay Loss for which coverage is provided under Coverage A and Coverage C of this policy; then

     (b) only after payment of Loss has been made pursuant to Clause 22(a) above, with respect to whatever remaining amount of the Limit of Liability is available after such payment, at the written request of the chief executive officer of the Named Entity, either pay or withhold payment of such other Loss for which coverage is provided under Coverage B(ii) of this policy; and then

     (c) only after payment of Loss has been made pursuant to Clause 22(a) and Clause 22(b) above, with respect to whatever remaining amount of the Limit of Liability is available after such payment, at the written request of the chief executive officer of the Named Entity, either pay or withhold payment of such other Loss for which coverage is provided under Coverages B(i) and D of this policy.

     In the event the Insurer withholds payment pursuant to Clause 22(b) and/or Clause 22(c) above, then the Insurer shall at such time and in such manner as shall be set forth in written instructions of the chief executive officer of the Named Entity remit such payment to an Organization or directly to or on behalf of an Insured Person.

     The bankruptcy or insolvency of any Organization or any Insured Person shall not relieve the Insurer of any of its obligations to prioritize payment of covered Loss under this policy pursuant to this Clause 22.

23.  HEADINGS

     The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

                                                                             -1-
                                   APPENDIX A
                                 PANEL COUNSEL

California
----------

Brobeck, Phleger & Harrison
Spear Street Tower
One Market
San Francisco, CA 94105
Contact:
Tower C. Snow Jr.                  415-442-0900

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, CA 90071-3197
Contact:
Robert S. Warren                   213-229-7326
Philip Bosl                        213-229-7543
Wayne W. Smith                     213-229-7464

Heller, Ellman, White & McAuliffe
333 Bush Street San Francisco,
CA 94104 Main Tel:
Contact:                           415-772-6000
Douglas N. Schwab
M. Laurence Popofsky

Heller, Ellman, White & McAuliffe
525 University Avenue
Palo Alto, CA 94301
Contact:
Norman J. Blears                   415-324-7000

Irell & Manella
1800 Avenue of the Stars
Suite 900
Los Angeles, CA 90067
Contact:
Richard Borow                      310-277-1010

Latham & Watkins
633 West Fifth Avenue
Suite 4000
Los Angeles CA, 90071-2007
Contact:
Hugh Stevens Wilson                213-485-1234

Latham & Watkins
505 Montgomary Street
Suite 1900
San Francisco, CA 94111
Contact:
Paul H. Dawes                      415-391-0600

McCutchen Doyle, Brown & Emerson
355 South Grand Avenue
Suite 4400
Los Angeles, CA 90071-1560
Contact:
John C. Morrissey                  213-680-6400

McCutchen, Doyle, Brown & Emerson
Three Embarcadero Center
San Francisco, CA 94111
Contact:
David M. Balabanian                415-393-2000
Mary Huser                         415-393-2000

Morrison & Foerster
425 Market Street
San Francisco, CA 94104-2482
Contact:
Paul T. Friedman                   415-268-7444

Morrison & Foerster
555 West 5th Street - Suite 3500
Los Angles, CA 90013-1024
Contact:
Rober S. Stern                     213-892-5464

Munger, Tolles & Olson
355 South Grand Avenue-35th Floor
Los Angeles, CA 90071-1560
Contact:
Dennis L. Kinnaird                 213-683-9264
John W. Spiegel                    213-683-9152

O'Melveny & Myers
400 South Hope Street
Los Angeles, CA 90071-2899
Main Tel:                          213-669-6000
Contact:
Seth Aronson
Robert Vanderet

O'Melveny & Myers
610 Newport Center
Newport Beach, CA 92660
Contact:
Phillip Kaplan                     714-760-9600

                                               -2-
              APPENDIX A (continued)

                   PANEL COUNSEL

O'Melveny & Myers
275 Battery Street
San Francisco, CA 94111
Contact:
Richard Warmer                     415-984-8700

Orrick Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA 94111
Main Tel:                          415-773-5344
Contact:
William Alderman
W. Reece Bader
Richard J. Lucas

Pillsbury Madison & Sutro
2550 Hanover st
Palo Alto, Ca 94304
Contact:
Walter Robinson                    650-233-4500

Pillsbury Madison & Sutro
725 South Figueroa Street
Suite 1200
Los Angeles CA 90017
Contact:
Steve 0. Kramer                    213-488-7100

Pillsbury Madison & Sutro
101 West Broadway
Suite 1800
San Diego, CA 92101
Contact:
Richard Seigal                     619-234-5000

Sherman & Sterling
555 California Street
San Francisco, CA 94104
Contact:
Susan Samuels Muck                 415-616-1100
Dean Krystowski

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue
Los Angeles, CA 90071
Main Tel:                          213-687-5000
Contact:
Frank Rothman
James E. Lyons

Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo, Alto, CA 94304-1050
Main Tel:                          415-493-9300
Contact:
Bruce G. Vanyo
Steven M. Schatz
Boris Feldman

District of Columbia
--------------------

Arnold & Porter
555 Twelfth Street, N.W.
Washington, D.C. 20004-1202
Contact:
Scott Schreiber                    202-942-5672

Davis, Polk & Wardwell
1300 I Street, N.W.
Washington, DC 20005
Main Tel:                          202-962-7000
Contact
Scott W. Muller

Greenberg Traurig
1300 Connecticut Avenue, N.W.
Washington, D.C. 20036
Contact:
Joe Reeder                         202-331-3100
C. Allen Foster

Gibson, Dunn & Crutcher
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036-5306
Contact:
F. Joseph Warin                    202-887-3609

Patton Boggs, L.L.P.
2550 M Street N.W.
Washington, D.C. 20037
Contact:
Lanny Davis                        202-457-6000
Eric Kuwana

Sherman & Sterling
801 Pennsylvania Avenue, N.W.
Washington, DC 20004-2604
Main Tel:                          202-508-8000
Contact:
Thomas S. Martin
Jonathan L. Greenblat

Willkie Farr & Gallagher
Three Lafayette Centre
1155 21st Street N.W.
Washington, D.C. 20036-3384
Contact:
Kevin B. Clark                     202-328-8000

                                               -3-
              APPENDIX A (continued)

                   PANEL COUNSEL

Florida
-------

Fowler White, Gillen, Boggs, Villareal
and Banker, P.A.
501 East Kennedy Boulevard
Suite 1700
Tampa, Fl 33602
Contact:
W. Donald Cox                      813-228-7411

Fowler, White, Gillen, Boggs, Villareal
and Banker, P.A.
601 Cleveland Street
Suite 800
Clearwater Florida 34615
Contact:
Burton W. Wiand                    813-446-8525

Greenberg Traurig
1221 Brickell Avenue
Miami, Florida 33131
Contact:
Hillarie Bass                      305-579-0500

Katz, Barron, Squtiero, Faust & Berman, P.A.
2699 South Bayshore Drive
Seventh Floor
Miami, Florida 33133-5408
Contact:
Richard E. Berman                  305-856-2444

Zuckerman Spaeder Taylor & Evans LLP
900 Miami Center
201 South Biscayne Boulevard
Miami, Fl 33131
Main Tel:                          305-358-5000
Ronald B. Ravikoff
Thomas J. Meeks
Guy A. Rasco

Steel, Hector & Davis LLP
200 South Biscayne Boulevard
Miami, FL 33131-2398
Contact:
Lewis F. Murphy, P.A.              305-577-2957

Holland & Knight
400 North Ashley Drive
Suite 2300
Tampa, FL 33602
Main Tel:                          813-227-8500
Contact:
Frederick S. Schrils
Calvin Hayes
Gregory P. Hansel

Holland & Knight
50 North Laura Street
Suite 3900
Jacksonville, Fl 32202
Main Tel:                          904-353-2000
Contact:
George E. Schultz, Jr.

Holland & Knight
701 Brickell Avenue
Suite 3000
Miami, FL 33131
Main Tel:                          305-374-8500
Contact:
Marty Steinberg
William F. Hamilton

Holland & Knight
315 South Calhoun Street
Suite 600
Tallahassee, FL 32301
Main Tel:                          904-224-7000
Contact:
Robert R. Feagin, III

Georgia
-------

Alston & Bird
One Atlantic Center
1201 W. Peachtree Street
Atlanta, GA 30309
Contact:
Peter Q. Bassett                   404-881-7343
Mary C. Gill                       404-881-7276

King & Spalding
191 Peachtree Street
Atlanta, GA 30303-1763
Main Tel:                          404-572-4600
Contact:
Grippin B. Bell
Michael R. Smith

Paul Hastings Janofsky & Walker, LLP
600 Peachtree Street, N.W.
Atlanta, GA 30308
Contact:
J. Allen Maines                    404-815-2500

                                               -4-
              APPENDIX A (continued)
                   PANEL COUNSEL

Smith Gambrell & Russel
3343 Peachtree Road, N.E.-Suite 1800
Atlanta, GA 30326-1010
Contact:
David A. Handley                   404-264-2671
Robert C. Schwartz                 404-264-2658

Illinois
--------

Jenner & Block
One IBM Plaza
Chicago, IL 60611
Contact:
Jerold Solovy                      312-222-9350

Freeborn & Peters
311 South Wacker Drive
Suite 3000
Chicago, IL 60606-6677
Contact:
David H. Kistenbroker              312-360-6567

Kirkland & Ellis
2000 East Randolph Drive
Chicago, IL 60601
Main Tel:                          312-861-2000
Contact:
Garrett B. Johnson
Robert J. Kopecky

Sidley & Austin
One First National Plaza
Chicago, IL 60603
Contact:
Walter C. Carlson                  312-853-7734
Robert A. Downing                  312-853-7434
Eugene A. Schoon                   312-853-7279

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, IL 60606
Main Tel:                          312-407-0700
Contact: Susan Getzendanner
Timothy A. Nelsen

Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, IL 60606
Contact:
Harold D. Shapiro                  312-876-8035

Massachusetts
-------------

Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109
Contact:
Don M. Kennedy                     617-570-1000

Hale & Dorr
60 State Street
Boston, MA 02109
Main Tel:                          617-526-6000
Contact:
Jeffrey Rudman
John Batter

Mintz, Levin, Cohn, Feris, Glovsky & Popeo
One Financial Center
Boston, MA 02111
Contact:
Peter M. Saparoff                  617-542-6000

Palmer & Dodge
One Beacon Street
Boston, MA 02108
Contact:
Peter S. Terris                    617-573-0100

Ropes & Gray
One International Plaza
Boston, MA 02110-2624
Contact:
John D. Donovan, Jr.               617-951-7566

Skadden, Arps, Slate, Meager & Flom
One Beacon Street
Boston, Ma 02108
Main Tel:                          617-573-4800
Contact:
Thomas A. Dougherty
George J. Skelly

                                               -5-
              APPENDIX A (continued)

                   PANEL COUNSEL

Testa, Hurwitz & Thibeault
High Street Tower
125 High Street
Boston, MA 02110
Contact:
Brian E. Pastuszenski              617-248-7000
Edmund G. Case

New York
--------

Arnold & Porter
399 Park Avenue
New York, NY 10022-4690
Contact:
Scott Schreiber                    212-715-1000

Cahill Gordon & Reindel
80 Pine Street
New York, NY 10005
Main Tel:                          212-701-3000
Contact:
Charles A. Gilman
Immanuel Kohn
Thomas J. Kavaler

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Main Tel:                          212-450-4000
Contact:
Henry L. King
Daniel F. Kolb

Fried, Frank, Harris, Shiver & Jacobson
One New York Plaza
New York, NY 10004
Contact:
Sheldon Raab                       212-859-8090

Greenberg Traurig
200 Park Avenue
New York City, NY 10166
Contact:
Marshall Fishman                   212-801-6400
Joe Reeder                         212-801-3200

Kaye, Scholer, Fiernan, Hays & Handler
425 Park Avenue
New York, NY 10022
Contact:
Frederic W. Yerman                 212-836-8663

Kirkland & Ellis
Citicorp Center
153 East 53rd Street
New York, NY 10022-4675
Main Tel:                          212-446-4800
Contact:
Yosef J. Riemer
Frank M. Holozubiec

Kramer Levin Naftalis & Frankel
919 Third Avenue
New York, NY 10022
Contact:
Gary Naftalis                      212-715-3100

Mikbank, Tweed Hadley & McCloy
One Chase Manhattan Plaza
New York, NY 10005
Contact:                           212-530-5554
Russell Brooks

Paul Weiss Rifkind Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019
Contact:
Martin Flumenbaum                  212-373-3000
Claudia Hammerman

Roger & Wells
200 Park Avenue
New York, NY 10166
Contact:
James Benedict                     212-878-8000
John Carroll
Richard Cirillo

Shearman & Sterling
Citicorp Center
153 East 53rd Street
New York, NY 10022-4676
Contact
Paul Wickes                        212-848-8000
Stuart Baskin

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017
Main Tel:                          212-455-2000
Contact:
Michael J. Chepiga
Bruce P. Angiollo
Roy L. Reardon

Skadden, Arps, Slate, Meager & Folm
919 Third Avenue
New York, NY 10022
Main Tel:                          212-735-3000
Contact:
Barry H. Garfinkel
Jonathan J. Lerner

                                               -6-
              APPENDIX A (continued)
                   PANEL COUNSEL

Stroock, & Stroock & Lavan
Seven Hanover Square
New York, NY 10004-2696
Main Tel:                          212-806-5400
Contact
Melvin A Brosterman
Lawrence Greenwald
Alvin K. Hellerstein

Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498
Main Tel:                          212-558-4000
Contact:
John L. Warden
Philip L. Grahman, Jr.

Wachtell, Lipton, Rosen & Katz
51 West 57th Street
New York, NY 10019
Contact:
Norman Redlich                     216-371-9200

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY 10153
Contact:
Irwin Warren                       213-310-8000

Wilkie, Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-4677
Main Tel:                          212-728-8000
Contact:
David L. Foster
Richard L. Posen
Michael R. Young

Ohio
----

Jones Day, Reavis & Pogue
North Point
Lakeside Avenue
Cleveland, OH 44114
Contact:
John Newman Jr.                    216-586-3939

Philadelphia
------------

Blank, Rome, Comisky & McCauley
1200 Four Penn Center
Philadelphia, PA 19103
Main Tel:                          215-569-5500
Contact:
Alexander D. Bono
Richard P. McElroy
Jerome R. Richter

Cozen and O'Connor
The Atrium
1900 Market Street
Philadelphia, PA 19103
Main Tel:                          215-665-2000
Contact:
Patrick J. O'Connor
Thomas C. Zielinski
H. Robert Fiebach

Dechert Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Main Tel:                          215-994-4000
Contact:
Seymour Kurland
Jeffrey G. Weil

Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103-6993
Main Tel:                          215-963-5000
Contact:
Gregory M. Harvey
Marc J. Sonnenfeld
Elizabeth Hoop Fay

Pepper, Hamilton & Scheetz
3000 Two Logan Square
Eighteenth & Arch Streets
Philadelphia, PA 19103-2799
Main Tel:                          215-981-4000
Contact:
Jon A. Baughman
Laurence Z. Shiekman

                                               -7-
              APPENDIX A (continued)
                   PANEL COUNSEL

Wolf, Block, Schorr and Solis-Cohen
12th Floor-Packard Building S.E.
Corner 15th & Chestnut Streets
Philadelphia, PA 19102-2678
Contact:
Jay A. Dubow                       215-977-2058

Pittsburgh
----------

Buchanan Ingersoll, P.C.
One Oxford Center, 20th Fl.
301 Grant Street
Pittsburgh, PA 15219-8800
Contact:
John R. Leathers                   412-562-1880

Washington
----------

Foster Pepper & Shefelman
1111 Third Avenue, Suite 3400
Seattle, Washington 98101-2399
Main Tel:                          206-447-4400
Main Fax:                          206-447-9700
Contact:
Peter S. Ehrlichman                206-447-8998
Stellman Keehnel                   206-447-8935


Davis Wright Tremain
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688
Main Tel:                          206-622-3150
Contact:
Stephen M. Rummage                 206-628-7755

Bogle & Gates
Two Union Square
601 Union Street
Seattle, Washington 98101-2346
Main Tel:                          206-682-5151
Contact:
Evan Schweb                        206-621-1478
Arthur C. Claflin                  206-621-1448

Heller, Ehrman, White & McAuliffe
701 Fifth Avenue
Seattle, WA 98104-7098
Main Tel:                          206-447-0900
Main Fax:                          206-447-0849
Contact:
George E. Greer

Lane Powell Spearslubersky
1420 Fifth Avenue, Suite 4100
Seattle, Washington 98101-2338
Main Tel:                          206-223-7000
Main Fax:                          206-223-7107
Contact:
James L. Robart
Rudy A. Englund
James B. Stoetzer

Perkins Coie
1201 Third Avenue, 40th Floor
Seattle, Washington 98101-3099
Main Tel:                          206-583-8888
Main Fax:                          206-583-8500
Contact:
Ronald L. Berenstain
Harry H. Schneider

Texas
-----

Akin, Gump, Statauss, Haurer & Feld, L.L.P.
1700 Pacific Avenue
Suite 4100
Dallas, TX 75201-4618
Main Tel:                          214-969-2800
Contact:
Lou Bickel
Mike Lowenberg

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Pennzoil Place - South Tower
711 Louisiana Street
Suite 1900
Houston, TX 77002
Main Tel:                          713-220-5800
Contact:
Charlie Moore
Paula Hinton

Baker & Botts, L.L.P.
910 Louisianna
Houston, TX 77002-4995
Main Tel:                          713-229-1234
Contact:
William C. Slusser
Harold L. Metts

                                               -8-
              APPENDIX A (continued)
                   PANEL COUNSEL

Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, TX 75201-2916
Contact:
Ronald L. Palmer                   214-953-6500

Fulbright & Jaworski, L.L.P.
1301 McKinney
Suite 5100
Houston, TX 77010
Main Tel:                          713-651-5151
Contact:
Frank G. Jones
Richard N. Carrell

Fullbright & Jaworski, L.L.P.
2200 Ross Avenue
Suite 2800
Dallas, TX 75201
Contact:
Karl G. Dial                       214-855-8000

Haynes & Boone, L.L.P.
3100 Nationsbank Plaza
901 Main Street
Dallas, TX 75202-3789
Main Tel:                          214-651-5000
Contact:
Michael Boone
George Bramblett
Noel Hensley

Locke Purnell Rain Harrell
2200 Ross Avenue
Suite 2200
Dallas, TX 75201-6776
Contact:
John McElhaney                     214-740-8458
Peter Flynn                        214-740-8654
Morris Harrell                     214-740-8404

Thompson & Knight, P.C.
1700 Pacific
Suite 3300
Dallas, TX 75201-4693
Contact:
Timothy R. McCormick               214-969-1103

Vinson & Elkins
2500 First City Tower
1001 Fannin
Houston, TX 77002-6760
Contact:
David T. Hedges, Jr.               713-758-2676

Vinson & Elkins
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201-2975
Contact:
Orrin L. Harrison

                                   APPENDIX B

I.   DEFINITIONS

(a)  "Crisis" means:

     (1)  a Delisting Crisis; and

     (2) one of the following events which, in the good faith opinion of the Chief Financial Officer of an Organization did cause or is reasonably likely to cause a "Material Effect on an Organization's Common Stock Price":

          (i)  Negative earning or sales announcement

               The public announcement of an Organization's past or future earnings or sales, which is substantially less favorable than any of the following: (i) an Organization's prior year's earnings or sales for the same period; (ii) an Organization's prior public statements or projections regarding earnings or sales for such period; or (iii) an outside securities analyst's published estimate of an Organization's earnings or sales.

          (ii) Loss of a patent, trademark or copyright or major customer or contract

               The public announcement of an unforeseen loss of: (i) an Organization's intellectual property rights for a patent, trademark or copyright, other than by expiration; (ii) a major customer or client of an Organization; or (iii) a major contract with an Organization.

          (iii)Product recall or delay

               The public announcement of the recall of a major product of an Organization or the unforeseen delay in the production of a major product of an Organization.

          (iv) Mass tort

               The public announcement or accusation that an Organization has caused the bodily injury, sickness, disease, death or emotional distress of a group of persons, or damage to or destruction of any tangible group of properties, including the loss of use thereof.

          (v)  Employee layoffs or loss of key executive officer(s)

               The  public   announcement   of  layoffs  of   Employees   of  an
               Organization. The death or resignation of one or more key Executives of the Named Entity.

          (vi) Elimination or suspension of dividend

               The public  announcement  of the  elimination  or suspension of a
               regularly   scheduled  dividend   previously  being  paid  by  an
               Organization.

          (vii)Write-off of assets

               The public announcement that an Organization intends to write off a material amount of its assets.

          (viii)Debt restructuring or default

               The public announcement that an Organization has defaulted or intends to default on its debt or intends to engage in a debt restructuring.

          (ix) Bankruptcy

               The public announcement that an Organization intends to file for bankruptcy protection or that a third party is seeking to file for involuntary bankruptcy on behalf of an Organization; or that bankruptcy proceedings are imminent, whether voluntary or involuntary.

          (x)  Governmental or regulatory litigation

               The  public   announcement  of  the  commencement  or  threat  of
               commencement   of  litigation  or   governmental   or  regulatory
               proceedings against an Organization.

          (xi) Unsolicited takeover bid

               An unsolicited written offer or bid by any person or entity other than an Insured or any affiliate of any Insured, whether publicly announced or privately made to an Executive of an Organization, to effect a Transaction (as defined in Clause 12(a) of the policy) of the Named Entity.

          A Crisis shall first commence when an Organization or any of its Executives shall first become aware of such Crisis. A Crisis shall conclude once a Crisis Firm advises an Organization that such Crisis no longer exists or when the CrisisFund(SM) has been exhausted.

     (b) "Crisis Firm" means any public relations firm, crisis management firm or law firm as listed in section II of this Appendix B. Any "Crisis Firm" may be hired by an Organization to perform Crisis Services without further approval by the Insurer.

     (c) "Crisis Loss" means the following amounts incurred during the pendency of a Crisis for which an Organization is legally liable:

          (1) the reasonable and necessary fees and expenses incurred by a Crisis Firm in the performance of Crisis Services for an Organization;

          (2) the reasonable and necessary fees and expenses incurred in the printing, advertising or mailing of materials; and

          (3) travel costs incurred by Executives, employees or agents of an Organization or of the Crisis Firm, arising from or in connection with the Crisis.

     (d) "Crisis Services" means those services performed by a Crisis Firm in advising an Insured or any Employee of an Organization on minimizing potential harm to an Organization from the Crisis (including but not limited to maintaining and restoring investor confidence in an Organization), and solely with respect to Delisting Crisis Loss, any legal services performed by a Crisis Firm in responding to a Delisting Crisis.

     (e) "Delisting Crisis" means written notice to an Organization that such Organization will be or has been delisted from an Exchange.

     (f) "Exchange" means NASDAQ, the American Stock Exchange, the New York Stock Exchange and the Singapore Exchange.

     (g) "Material Effect on an Organization's Common Stock Price" means, within a period of 24 hours, that the price per share of an Organization's common stock shall decrease by the greater of $2.00, or 15% net of the percentage change in the Standard & Poor's Composite Index.

II.  EXCLUSIONS

     The term Crisis shall not include any event relating to:

          (i) any Claim which has been reported, or any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

          (ii) the actual, alleged or threatened discharge, dispersal, release or escape of Pollutants; or any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants; provided, however, the foregoing shall not apply the policy contains any endorsement modifying or deleting, in part or in whole, exclusion (k) of the policy; or

          (iii)the hazardous properties of nuclear materials; provided, however, the foregoing shall not apply to any Crisis arising from the ownership of, operation of, construction of, management of, planning of, maintenance of or investment in any nuclear facility.

III. PRE-APPROVED CRISIS FIRMS

     (a) For all Crises (including a Delisting Crisis), Crisis Firm(s) means any public relations firm listed in (1)-(7) below:

          (1) ABERNATHY MACGREGOR            (5) ROBINSON LERER & MONTGOMERY
              SCANLON                            75 Rockefeller Plaza, 6th floor
              501 Madison Avenue                 New York, NY 10019
              New York, NY 10022                 (212 )484-7721
              (212 )371-5999                     Contact: Michael Gross
              Contact: James T. MacGregor

          (2) BURSON-MARSTELLER              (6) SARD VERBINNEN & CO.
              230 Park Avenue South              630 Third Avenue
              New York, NY 10003-1566            New York, NY 10017
              (212 )614-5236                     (212) 687-8080
              Contact: Michael Claes             Contact: Paul Verbinnen or
                                                 George Sard

          (3) PATTON BOGGS, LLP              (7) SITRICK & COMPANY
              2550 M Street, N.W.                2029 Century Park East
              Washington, D.C., 20037            Suite 1750
              (202 )457-6000                     Los Angeles, CA 90067
              Contact: Thomas H. Boggs           (310) 788-2850
                                                 Contact: Michael Sitrick

          (4) KEKST AND COMPANY
              437 Madison Avenue
              New York, NY 10022
              (212 )593-2655
              Contact: Andrew Baer

     (b) Solely for Delisting Crises, "Crisis Firm(s)" shall also include any Panel Counsel Firm (as defined in Clause 9) approved to handle Securities Claims.

                                 ENDORSEMENT# 1

This endorsement, effective 12:01 am        May 5, 2000          forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by         National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSIONS ENDORSEMENT

                                  WITH SHAREHOLDER CARVE-OUT

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured:

A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly, the Hazardous Properties of Nuclear Material, including but not limited to:

     (1) Nuclear Material located at any Nuclear Facility owned by, or operated by or on behalf of, the Organization, or discharged or dispersed therefrom; or

     (2) Nuclear Material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Organization; or

     (3) the furnishing by an Insured or the Organization of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any Nuclear Facility; or

     (4) Claims for damage or other injury to the Organization or its shareholders which allege, arise from, are based upon, are attributed to or in any way involve, directly or indirectly, the Hazardous Properties of Nuclear Material.

B. (1) which is insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability underwriters, or Nuclear Insurance Association of Canada, or would be insured under any such policy but for its termination or exhaustion of its limit of liability; or,

     (2) with respect to which: (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

As used in this endorsement:

"Hazardous Properties" include radioactive, toxic or explosive properties.

This endorsement, effective 12:01 am        May 5, 2000          forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by         National Union Fire Insurance Company of Pittsburgh, Pa.

"Nuclear facility" means:

     (a)  any nuclear reactor;

     (b)  any equipment or device designed or used for

          (1)  separating the isotopes of uranium or plutonium,

          (2)  processing or utilizing spent fuel, or

          (3)  handling, processing or packaging wastes;

     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235; and

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations.

"Nuclear Material" means source material, special nuclear material or byproduct material.

"Nuclear Reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

"Source Material," " Special Nuclear Material," and " Byproduct Material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof.

"Spent Fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor.

"Waste" means any waste material (1) containing by product material and (2) resulting from the operation by any person or organization of any Nuclear Facility included within the definition of nuclear facility under paragraph (a) or (b) thereof.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                                    /s/  Paul L. Schiavone
                                              ----------------------------------
                                                   AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #2

This endorsement, effective 12:01 am          May 5, 2000        forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by         National Union Fire Insurance Company of Pittsburgh, Pa.

                       CAPTIVE INSURANCE COMPANY EXCLUSION

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payments for Loss in connection with any Claim made against any Insured alleging, arising out of, based upon, attributable to the ownership, management, maintenance, operation and/or control by the Organization of any captive insurance company or entity including but not limited to any Claim alleging the insolvency or bankruptcy of an Organization as a result of such ownership, operation, management and control.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED



                                                    /s/  Paul L. Schiavone
                                              ----------------------------------
                                                   AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #3

This endorsement, effective 12:01 am       May 5, 2000           forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by   National Union Fire Insurance Company of Pittsburgh, Pa.

                       PENNSYLVANIA AMENDATORY ENDORSEMENT

Wherever used in this endorsement:

"we", "us", "our", and "Insurer" mean the insurance company which issued this policy, "you", "your", "named Insured", "First Named insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the Declarations Page; and "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

CANCELLATION/NONRENEWAL
-----------------------

The cancellation provision of this policy is amended as follows:

     Cancelling a policy midterm is prohibited except if:

     1)   A condition material to insurability has changed substantially;

     2)   Decrease or loss of reinsurance has occurred;

     3)   Material misrepresentation by the Insured or Other Insured(s);

     4)   Policy was obtained through fraud;

     5)   The Insured has failed to pay a premium when due;

     6)   The Insured has requested cancellation;

     7)   Material failure to comply with terms;

     8)   Other reasons that the commissioner may approve.

NOTICE REQUIREMENTS FOR MIDTERM CANCELLATION AND NONRENEWAL
-----------------------------------------------------------

Notice shall be mailed by registered or first class mail by the Insurer directly to the named Insured. Written notice will be forwarded directly to the named Insured at least sixty (60) days in advance of the termination date unless one or more of the following exists:

     1) The Insured have made a material misrepresentation which affects the insurability of the risk, in which case the prescribed written notice of cancellation shall be forwarded directly to the named Insured at least fifteen (15) days in advance of the effective date of termination.

This endorsement, effective 12:01 am        May 5, 2000          forms a part of
policy number 280-69-48
issued to   STV GROUP, INCORPORATED

by   National Union fire Insurance Company of Pittsburgh, Pa.

     2) The Insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days in advance of the effective date of termination.

     3) The policy was cancelled by the named Insured, in which case written notice of cancellation shall not be required and coverage shall be terminated on the date requested by the Insured. Nothing in these three sections shall restrict the Insurer's right to rescind an insurance policy ab initio upon discovery that the policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

The notice shall be clearly labeled "Notice of Cancellation" or "Notice of Nonrenewal". A midterm cancellation or nonrenewal notice shall state the specific reasons for the cancellation or nonrenewal. The reasons shall identity the condition or loss experience which caused the midterm cancellation or nonrenewal. The notice shall provide sufficient information or data for the Insured to correct the deficiency.

A midterm cancellation or nonrenewal notice shall state that, at the Insured's request, the Insurer shall provide loss information to the Insured for at least three years or the period of time during which the Insurer has provided coverage to the Insured, whichever is less. Loss information on the Insured shall consist of the following:

     1) Information on closed claims, including date and description or occurrence, and any amount of payments, if any;

     2)   Information  on  open  claims,   including  date  and  description  of
          occurrence, amount of payment, if any, and amount of reserves, if any;

     3) The Insured's written request for loss information must be made within ten (10) days of the Insured's receipt of the midterm cancellation or nonrenewal notice. The Insurer shall have thirty (30) days from the date of receipt of the Insured's written request to provide the requested information;

This endorsement, effective 12:01 am          May 5, 2000        forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by  National Union Fire Insurance Company of Pittsburgh, Pa.

NOTICE OF INCREASE IN PREMIUM
-----------------------------

The Insurer shall provide not less than sixty (60) days notice of intent to increase the Insured's renewal premium with thirty (30) days notice of an estimate of the renewal premium. The notice of renewal premium increase will be mailed or delivered to the Insured's last known address. If notice is mailed, it will be by registered or first-class mail.

RETURN OF UNEARNED PREMIUM
--------------------------

Cancellation Initiated by Insurer - Unearned premium must be returned to the Insured not later than ten (10) business days after the effective date of termination.

Cancellation Initiated by Insured - Unearned premium must be returned to the Insured not later than thirty (30) days after the effective date of termination.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED,


                                                    /s/  Paul L. Schiavone
                                              ----------------------------------
                                                   AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 4

This endorsement, effective 12:01 am        May 5, 2000          forms a part of
policy number 280-69-48
issued to STV GROUP, INCORPORATED

by         National Union Fire Insurance Company of Pittsburgh, Pa.

                             ARCHITECT OR ENGINEER E&O EXCLUSION

In consideration of the premium charged, it is hereby understood and agreed that the insurer shall not be liable to make any payment for Loss in connection with any Claim(s) made against any Insured(s) alleging, arising out of, based upon or attributable to the performance of or failure to perform services as an architect or engineer, or any act, error or omission related thereto.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.



                                                    /s/  Paul L. Schiavone
                                              ----------------------------------
                                                   AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 5

This endorsement, effective 12:01 am      May 5, 2000            forms a part of
policy number 280-69-48
issued to  STV GROUP, INCORPORATED

by         National Union Fire Insurance Company of Pittsburgh, Pa.

                           P&P Dates for Excess Limits

In consideration of the premium charged, it is hereby understood and agreed that Clause 4, EXCLUSION (e) of the form 70320is deleted in its entirety and replaced by the following:

     (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1992 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $1,000,000 excess of $3,000,000, exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of August 19, 1992 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $2,000,000 excess of $4,000.000; exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1994 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED



                                                    /s/  Paul L. Schiavone
                                              ----------------------------------
                                                   AUTHORIZED REPRESENTATIVE